                                 SECURITIES AND EXCHANGE COMMISSION

                                     WASHINGTON, DC.  20549

                                           FORM 8-K

                                       CURRENT REPORT
                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported):
                                       November 7, 2005

                                   HANCOCK HOLDING COMPANY

                 (Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On November 7, 2005, Hancock Holding Company
issued a press release announcing its participation in Southeast Bank Symposium.
The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated November 7, 2005, headed "Hancock Holding Company
                             to participate in southeast bank symposium"

                                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 7, 2005

                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

                        Hancock Holding Company to participate in southeast bank symposium

     GULFPORT,  MS  (November  7, 2005) - Today,  Monday,  November  7, 2005 at 1:30 p.m.  (CST),  Hancock  Holding
Company  (NASDAQ:  HBHC) will  participate in the Sterne Agee & Leach,  Inc.,  Southeast Bank Symposium at the Ross
Bridge Resort in Birmingham, AL.

     At the symposium,  Hancock CEO George A. Schloegel will participate in a panel discussion  entitled "After the
Storm: Banking in the Wake of Hurricanes."

     Investors can access slides from the presentation from the Investor Relations link at www.hancockbank.com.

     Hancock  Holding  Company  subscribes  to the highest  standards of corporate  responsibility  with respect to legal,  moral, and regulatory  relationships  with  shareholders,  customers,  employees,  and communities  Hancock serves.  Accordingly,  these unwavering  business  principles support a corporate culture of ethical compliance and accountability  that ensures that  financial  statements  are prepared and audited in  accordance  with  accounting principles  generally  accepted in the United States of America (GAAP).  The company's systems of internal controls and risk management processes are in place and fully functional.

     Hancock Holding  Company - parent company of Hancock Bank  (Mississippi),  Hancock Bank of Louisiana,  Hancock
Bank of Florida and Magna  Insurance  Company - has assets of $4.91  billion as of September  30, 2005.  Founded in
1899, Hancock Bank stands among the strongest,  safest five-star  financial  institutions in America.  Hancock Bank operates  104  Hancock  full-service  offices  and  more  than  130  automated  teller  machines  throughout  South
Mississippi,  Louisiana and Florida as well as subsidiaries  Hancock Investment  Services,  Inc., Hancock Insurance
Agency,  and Harrison Finance  Company.  Additional  corporate  information or online banking and bill pay services are also available at www.hancockbank.com

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the Private
Securities  Litigation Act of 1995 in an effort to encourage  corporations to provide  information about companies'
anticipated  future  financial  performance.  This act provides a safe harbor for such  disclosure,  which protects the companies  from  unwarranted  litigation if actual  results are different from  management  expectations.  This release  contains  forward-looking  statements  and reflects  management's  current  views and  estimates of future economic  circumstances,  industry conditions,  company performance,  and financial results.  These forward-looking statements  are subject to a number of factors and  uncertainties  which could cause the company's  actual  results and  experience  to  differ  from the  anticipated  results  and  expectations  expressed  in such  forward-looking statements.
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